Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT
TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     The undersigned executive officers of the registrant hereby certify that this Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Parkvale Financial Corporation

Dated: September 6, 2007

	By:	/s/ Robert J. McCarthy, Jr.

Robert J. McCarthy, Jr.
Director, President and
Chief Executive Officer

Dated: September 6, 2007

	By:	/s/ Timothy G. Rubritz

Timothy G. Rubritz
Vice President-Treasurer and
Chief Financial Officer